                                                                   EXHIBIT 10.22

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


               THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 22, 1994, by and among STORAGE EQUITIES, INC.,
                                                        ----------------------
     a California corporation (the "Borrower"), WELLS FARGO BANK, NATIONAL
                                                --------------------------
     ASSOCIATION, a national banking association, as agent for the financial
     -----------
     institutions party hereto (in such capacity, the "Agent"), and THE
                                                                    ---
     FINANCIAL INSTITUTIONS PARTY TO THIS AMENDMENT (collectively, the "Banks";
     ----------------------------------------------
     individually, a "Bank").

                                      RECITALS:

               A. The Borrower is currently indebted to the Banks pursuant to the terms and conditions of that certain Credit Agreement dated as of September 2, 1994, by and among the Borrower, the Agent and the Banks (as from time to time amended, modified or supplemented, the "Credit Agreement").

               B. The Borrower, the Agent and the Banks have agreed to certain changes in the terms and conditions set forth in the Credit Agreement, on the terms set forth in a letter agreement regarding amendment and a fee letter, each dated December 15, 1994 (collectively, the "Agent's Amendment Letter") from the Agent to the Borrower, and have agreed to amend the Credit Agreement to reflect said changes.

               NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

     Section 1.  AMENDMENTS.  THE CREDIT AGREEMENT IS HEREBY AMENDED AS
                 ------------------------------------------------------
                 FOLLOWS:
                 --------


     1.1    THE DEFINITION OF THE TERM "AFFILIATE ACQUISITION LOAN LIMIT" IN
            ----------------------------------------------------------------
     ARTICLE 1 SHALL BE DELETED IN ITS ENTIRETY, AND THE FOLLOWING SUBSTITUTED
     -------------------------------------------------------------------------
     THEREFOR:
     ---------


               "Affiliate Acquisition Loan Limit" means, as of the date of determination, the lesser of (a) seventy million Dollars ($70,000,000), or (b) the Total Commitment Amount as of such date, minus the sum of (i) the aggregate principal amount of all Permitted Acquisition Loans outstanding as of such date, plus (ii) ten million Dollars ($10,000,000).

     1.2 THE DEFINITION OF THE TERM "COMMITMENT PERCENTAGE" IN ARTICLE 1 IS HEREBY DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED THEREFOR:


               "Commitment Percentage" means as to any Bank the percentage set forth after such Bank's signature at the end of this Agreement (or, if any amendment to this Agreement sets forth different Commitment Percentages, then the Commitment Percentage for such Bank set forth in the latest dated of such amendments), plus the aggregate of any Commitment Percentages thereafter acquired by such Bank as the Assignee pursuant to any Assignment and Acceptance to which such Bank is a party, less the aggregate of any Commitment Percentages assigned by such Bank pursuant to any Assignment and Acceptance to which such Bank is a party, and, as to any new Bank, the aggregate of any Commitment Percentages acquired by such new Bank as the Assignee pursuant to any Assignment and Acceptance to which such new Bank is a party, less the aggregate of any Commitment Percentages assigned by such new Bank as the Assignor pursuant to any Assignment and Acceptance to which such new Bank is a party.

     1.3 THE DEFINITION OF THE TERM "TOTAL COMMITMENT AMOUNT" IN ARTICLE 1 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED THEREFOR:


               "Total Commitment Amount" means, subject to Paragraph 2.1(b) hereof, the following amounts during the following respective periods: from the date hereof through and including September 1, 1997, one hundred fifteen million Dollars ($115,000,000); from September 2, 1997 through and including September 1, 1998, twenty million Dollars ($20,000,000); and from September 2, 1998 through and including September 1, 1999, ten million Dollars ($10,000,000).

     1.4 THE FOLLOWING SHALL BE ADDED TO THE CREDIT AGREEMENT IMMEDIATELY AFTER THE DEFINITION OF THE TERM "SWING LINE LOAN REFUND" IN ARTICLE 1:


               "Swing Line Maximum Amount" shall mean, at any time, the lesser of (a) forty million Dollars ($40,000,000) or (b) Wells Fargo's Commitment Amount then in effect.

     1.5 SECTION 2.1(B) SHALL BE AMENDED BY DELETING FROM THE FOURTH SENTENCE AND THE SIXTH SENTENCE THEREOF THE PHRASE "FORTY-FIVE MILLION DOLLARS", AND SUBSTITUTING FOR SAID PHRASE IN EACH SUCH SENTENCE THE PHRASE "EIGHTY-FIVE MILLION DOLLARS".


     1.6 SECTION 2.4(B) SHALL BE AMENDED TO DELETE THE PHRASE "WELLS FARGO'S COMMITMENT AMOUNT THEN IN EFFECT" FROM CLAUSE (II) OF THE FIRST SENTENCE OF SUCH SECTION, AND TO SUBSTITUTE THE FOLLOWING THEREFOR: "THE SWING LINE MAXIMUM AMOUNT."

 SECTION 2. PROCEDURE FOR COMMITMENT INCREASE AND DISTRIBUTION.
            ---------------------------------------------------


    2.1     INCREASE IN COMMITMENT; NEW NOTE.  THE FOREGOING AMENDMENTS REFLECT
            --------------------------------
    AN INCREASE OF FORTY MILLION DOLLARS ($40,000,000) (THE "INCREASE AMOUNT") IN WELLS FARGO'S COMMITMENT AMOUNT, WHICH INCREASE SHALL BE SUBJECT TO DISTRIBUTION IN ACCORDANCE WITH SECTION 2.2 OF THIS AMENDMENT. ON OR PRIOR TO THE AMENDMENT EFFECTIVE DATE, THE BORROWER SHALL EXECUTE AND DELIVER TO THE AGENT A PROMISSORY NOTE IN FAVOR OF WELLS FARGO IN THE FORM OF EXHIBIT A ATTACHED HERETO (THE "NEW WELLS FARGO NOTE") EVIDENCING THE BORROWER'S OBLIGATION TO REPAY ALL LOANS MADE BY WELLS FARGO (THE NEW WELLS FARGO NOTE BEING GIVEN IN SUBSTITUTION FOR THE NOTE DELIVERED TO WELLS FARGO ON OR ABOUT THE INITIAL CLOSING DATE).


    2.2     DISTRIBUTION OF COMMITMENT INCREASE.  WELLS FARGO SHALL HAVE THE
            -----------------------------------
    RIGHT TO ASSIGN AND DELEGATE TO ONE OR MORE OF THE OTHER BANKS AN AGGREGATE OF UP TO THIRTY MILLION DOLLARS ($30,000,000) OF THE INCREASE AMOUNT OF THE LOANS OR THE COMMITMENTS (THE "REDISTRIBUTION"), IN SUCH RESPECTIVE AMOUNTS AS THE AGENT, THE BORROWER AND THE BANKS MAY AGREE, REPRESENTING THE PRINCIPAL AMOUNT OF THE LOANS ASSIGNED PLUS THE AMOUNT OF THE COMMITMENT PERCENTAGE SO ASSIGNED MULTIPLIED BY THE TOTAL COMMITMENT AMOUNT (AS INCREASED IN ACCORDANCE WITH THIS AMENDMENT). UPON THE AGREEMENT OF THE AGENT, THE BORROWER AND THE BANKS AS TO THE ALLOCATION OF THE REDISTRIBUTION AMONG THE BANKS, THE REDISTRIBUTION SHALL BE AFFECTED BY A FURTHER AMENDMENT TO THE CREDIT AGREEMENT REFLECTING THE MODIFIED COMMITMENT PERCENTAGES (THE "REDISTRIBUTION AMENDMENT") AND BY SUBSTITUTION OF NEW NOTES EXECUTED BY THE BORROWER IN FAVOR OF THE RESPECTIVE BANKS IN AMOUNTS REFLECTING THE MODIFIED COMMITMENT PERCENTAGES. THE FOREGOING SHALL NOT LIMIT THE RIGHTS OF ANY BANK UNDER SECTION 10.1.


    2.3   COSTS, EXPENSES AND ATTORNEYS' FEES.  THE BORROWER SHALL REIMBURSE THE
          -----------------------------------
    AGENT FOR ALL COSTS AND EXPENSES, INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS' FEES AND EXPENSES (INCLUDING THE ALLOCATED COST OF THE AGENT'S INTERNAL COUNSEL), EXPENDED OR INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AMENDMENT AND ANY REDISTRIBUTION AMENDMENT. THIS OBLIGATION ON THE PART OF THE BORROWER SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AMENDMENT, WITH OR WITHOUT OCCURRENCE OF THE AMENDMENT EFFECTIVE DATE. THE FOREGOING SHALL NOT LIMIT THE RIGHTS OF THE AGENT OR THE BANKS PURSUANT TO SECTION 10.6.

    2.4     AMENDMENT EFFECTIVE DATE.  THE TERM "AMENDMENT EFFECTIVE DATE", AS
            ------------------------
    USED HEREIN, SHALL MEAN THE DATE ON WHICH ALL OF THE CONDITIONS SET FORTH IN
    SECTION 3 OF THIS AMENDMENT SHALL HAVE BEEN SATISFIED OR WAIVED BY THE AGENT AND THE BANKS.


    Section 3.  CONDITIONS PRECEDENT.
            --------------------


    3.1     CONDITIONS.  THE EFFECTIVENESS OF THIS AMENDMENT SHALL BE SUBJECT TO
            ----------
    THE PRIOR OR CONTEMPORANEOUS SATISFACTION OF EACH OF THE FOLLOWING CONDITIONS PRECEDENT (AND, IF ANY SUCH CONDITION PRECEDENT SHALL NOT HAVE BEEN SATISFIED OR WAIVED IN WRITING BY THE AGENT AND THE BANKS BY DECEMBER 30, 1994, THEN THIS AMENDMENT SHALL BE OF NO FORCE OR EFFECT):


      a.    DELIVERY OF DOCUMENTS.  THIS AMENDMENT SHALL HAVE BEEN EXECUTED AND
            ---------------------
    DELIVERED BY EACH OF THE PARTIES HERETO AND THE BORROWER SHALL HAVE EXECUTED AND DELIVERED TO THE AGENT THE NEW WELLS FARGO NOTE;

      b.    REPORTS, CERTIFICATES AND OTHER INFORMATION.  THE AGENT SHALL HAVE
            -------------------------------------------
    RECEIVED THE FOLLOWING, DATED AND IN FULL FORCE AND EFFECT ON THE AMENDMENT EFFECTIVE DATE, AND IN FORM AND SUBSTANCE SATISFACTORY TO THE
    AGENT:

    (i) a certificate of the Secretary or an Assistant Secretary of the Borrower
        ------------------------------------------------------------------------
    as to (A) its corporate charter and by-laws, (B) the Joint Venture Agreement
    ----------------------------------------------------------------------------
    of each of the Joint Ventures and the Partnership Agreement and certificate
    ---------------------------------------------------------------------------
    of limited partnership of each of the PS Partnerships, (C) authorization of
    ---------------------------------------------------------------------------
    the execution, delivery and performance of this Amendment and the New Wells
    ---------------------------------------------------------------------------
    Fargo Note by the Borrower (including action of shareholders, where
    -------------------------------------------------------------------
    required), and (D) the incumbency and signatures of persons authorized to
    -------------------------------------------------------------------------
    act hereunder and thereunder on behalf of the Borrower;
    -------------------------------------------------------

    (ii) a certificate, signed by a Responsible Officer of the Borrower, stating
         -----------------------------------------------------------------------
    (A) that the representations and warranties contained in Section 4 hereof,
    --------------------------------------------------------------------------
    in Article 5 of the Credit Agreement and in the Pledge Agreement are then
    -------------------------------------------------------------------------
    true and accurate as though made on and as of such date, and (B) that there
    ---------------------------------------------------------------------------
    then exists no Event of Default or Incipient Default; and
    ---------------------------------------------------------

    (iii) a good standing certificate for the Borrower from the Secretary of
          ------------------------------------------------------------------
    State of the State of California, bearing a date satisfactory to the Agent;
    ---------------------------------------------------------------------------

        c.  OPINION OF COUNSEL.  THERE SHALL HAVE BEEN DELIVERED TO THE AGENT A
            ------------------
    WRITTEN OPINION DATED AS OF THE AMENDMENT EFFECTIVE DATE BY DAVID
    GOLDBERG, AS COUNSEL TO THE BORROWER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT;

        d.  PAYMENT OF FEES.  THE AGENT SHALL HAVE RECEIVED PAYMENT OF (I) ALL
            ---------------
    FEES REQUIRED IN THE AGENT'S AMENDMENT LETTER TO BE PAID ON OR PRIOR TO THE AMENDMENT EFFECTIVE DATE AND (II) ANY OTHER FEE OR OTHER PAYMENT DUE THE AGENT OR THE BANKS UNDER ANY OF THE LOAN DOCUMENTS ON OR BEFORE THE AMENDMENT EFFECTIVE DATE;

        e.  NO EXISTING DEFAULT.  NO EVENT OF DEFAULT OR INCIPIENT DEFAULT
            -------------------
    SHALL EXIST ON THE AMENDMENT EFFECTIVE DATE OR AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED TO TAKE PLACE HEREUNDER ON SUCH DATE;

        f.  REPRESENTATIONS AND WARRANTIES CORRECT.  THE REPRESENTATIONS AND
            --------------------------------------
    WARRANTIES SET FORTH IN ARTICLE 5 OF THE CREDIT AGREEMENT, IN SECTION 4 HEREOF AND IN THE PLEDGE AGREEMENT SHALL BE TRUE AND CORRECT ON THE AMENDMENT EFFECTIVE DATE, AND AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED TO OCCUR ON SUCH DATE;

        g.  LEGALITY OF TRANSACTIONS.  IT SHALL NOT BE UNLAWFUL FOR THE
            ------------------------
    BORROWER, THE AGENT OR THE BANKS TO CARRY OUT THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT;

        h.  SOLVENCY.  THE AGENT SHALL HAVE RECEIVED A CERTIFICATE OF THE CHIEF
            --------
    FINANCIAL OFFICER OF THE BORROWER IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT THAT THE BORROWER IS SOLVENT ON AND AS OF THE AMENDMENT EFFECTIVE DATE;

        i.  NO MATERIAL ADVERSE CHANGE.  NO MATERIAL ADVERSE CHANGE SHALL HAVE
            --------------------------
    OCCURRED SINCE SEPTEMBER 30, 1994.

    3.2     CONDITIONS FOR THE BENEFIT OF THE AGENT AND THE BANKS.  THE
            -----------------------------------------------------
    CONDITIONS SET FORTH IN SECTION 3.1 HEREOF ARE FOR THE EXCLUSIVE BENEFIT OF THE BANKS AND THE AGENT AND MAY BE WAIVED ONLY BY A WRITTEN WAIVER SIGNED BY ALL THE BANKS OR THE AGENT, AS APPLICABLE (BUT THE AGENT SHALL NOT, WITHOUT THE APPROVAL OF MAJORITY BANKS, WAIVE ANY SUCH CONDITION WHICH IS FOR THE BENEFIT OF THE BANKS).


    3.3     FAILURE OF CONDITIONS.  THE BORROWER SHALL TAKE ANY AND ALL ACTIONS
            ---------------------
    NECESSARY OR APPROPRIATE ON ITS PART, AND SHALL USE ITS BEST EFFORTS TO CAUSE OTHERS TO TAKE NECESSARY OR APPROPRIATE ACTION ON THEIR PART, IN ORDER TO SATISFY THE CONDITIONS SET FORTH IN SECTION 3.1 HEREOF AND OTHERWISE CAUSE THE AMENDMENT EFFECTIVE DATE TO OCCUR NOT LATER THAN DECEMBER 30, 1994. THIS AMENDMENT (EXCLUSIVE OF OBLIGATIONS OF THE BORROWER STATED HEREIN TO SURVIVE TERMINATION HEREOF) SHALL TERMINATE IF THE INITIAL CLOSING DATE DOES NOT OCCUR ON OR BEFORE DECEMBER 30, 1994. IN SUCH EVENT, THE BORROWER SHALL PAY TO AGENT ON DEMAND SUCH AMOUNTS AS MAY BE DUE UNDER THE AGENT'S AMENDMENT LETTER. THE OBLIGATION OF THE BORROWER TO MAKE SUCH PAYMENT SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

    Section 4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER. IN ORDER TO
                -----------------------------------------------------------
    INDUCE THE AGENT AND THE BANKS TO ENTER INTO OR BECOME PARTIES TO THIS
    ----------------------------------------------------------------------
    AMENDMENT AND TO EXTEND THE LOANS, THE BORROWER MAKES THE FOLLOWING
    -------------------------------------------------------------------
    REPRESENTATIONS AND WARRANTIES TO THE AGENT AND THE BANKS:
    ---------------------------------------------------------

    4.1     CREDIT AGREEMENT REPRESENTATIONS.  THE REPRESENTATIONS AND
            --------------------------------
    WARRANTIES OF THE BORROWER SET FORTH IN ARTICLE 5 OF THE CREDIT AGREEMENT AND IN THE PLEDGE AGREEMENT ARE TRUE AND ACCURATE AS OF THE DATE HEREOF.


    4.2     REQUISITE POWER.  THE BORROWER HAS ALL REQUISITE POWER TO BORROW
            ---------------
    THE SUMS PROVIDED FOR IN THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND TO EXECUTE, DELIVER, ISSUE AND PERFORM THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NEW WELLS FARGO NOTE AND THE OTHER LOAN DOCUMENTS.


    4.3   AUTHORIZATION.  ALL CORPORATE ACTION ON THE PART OF THE BORROWER
          -------------
    AND ITS DIRECTORS AND STOCKHOLDERS NECESSARY FOR THE AUTHORIZATION, EXECUTION AND DELIVERY AND PERFORMANCE OF THIS AMENDMENT AND THE NEW WELLS FARGO NOTE HAS BEEN DULY TAKEN AND IS IN FULL FORCE AND EFFECT.


    4.4   OFFICER AUTHORIZATION.  EACH NATURAL PERSON EXECUTING THIS
          ---------------------
    AMENDMENT OR THE NEW WELLS FARGO NOTE ON BEHALF OF THE BORROWER IS (AS OF THE DATE OF SUCH EXECUTION) DULY AND PROPERLY IN OFFICE AND FULLY AUTHORIZED TO EXECUTE AND DELIVER THE SAME.

    4.5     BINDING NATURE.  EACH OF THIS AMENDMENT, THE CREDIT AGREEMENT AS
            --------------
    AMENDED BY THIS AMENDMENT AND THE NEW WELLS FARGO NOTE IS, OR UPON THE EXECUTION AND DELIVERY THEREOF WILL BE, A LEGAL, VALID AND BINDING OBLIGATION OF THE BORROWER, IN FULL FORCE AND EFFECT AND ENFORCEABLE IN ACCORDANCE WITH ITS RESPECTIVE TERMS, EXCEPT FOR THE EFFECT OF APPLICABLE LAWS REGARDING BANKRUPTCY OR INSOLVENCY AND THE EFFECT OF EQUITABLE PRINCIPLES GENERALLY.


    4.6     NO CONFLICT.  NEITHER THE EXECUTION NOR DELIVERY OF THIS AMENDMENT,
            -----------
    THE NEW WELLS FARGO NOTE OR ANY OF THE OTHER LOAN DOCUMENTS NOR PERFORMANCE OF NOR COMPLIANCE WITH THE TERMS AND PROVISIONS HEREOF OR THEREOF WILL (A) CONFLICT WITH OR RESULT IN A BREACH OF ANY GOVERNMENTAL REQUIREMENT, OR OF ANY OTHER AGREEMENT OR INSTRUMENT BINDING UPON THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF THE CONTROLLED PARTNERSHIPS, OR CONFLICT WITH OR RESULT IN A BREACH OF ANY PROVISION OF THE CORPORATE CHARTER OR BY-LAWS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR THE PARTNERSHIP AGREEMENT OF ANY OF THE CONTROLLED PARTNERSHIPS, EXCEPT ANY SUCH CONFLICT OR BREACH AS WOULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, RESULT IN A MATERIAL ADVERSE EFFECT, OR (B) RESULT IN THE CREATION OR IMPOSITION OF ANY LIEN UPON ANY PROPERTY OF THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF THE CONTROLLED PARTNERSHIPS PURSUANT TO ANY SUCH AGREEMENT OR INSTRUMENT (OTHER THAN PURSUANT TO THE PLEDGE AGREEMENT). NO AUTHORIZATION, CONSENT OR APPROVAL OR OTHER ACTION BY, AND NO NOTICE TO OR FILING WITH, ANY GOVERNMENTAL AUTHORITY IS REQUIRED TO BE OBTAINED OR MADE BY THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF THE CONTROLLED PARTNERSHIPS, OTHER THAN THOSE WHICH WILL BE OBTAINED OR MADE PRIOR TO THE AMENDMENT EFFECTIVE DATE, FOR THE DUE EXECUTION, DELIVERY AND PERFORMANCE BY THE BORROWER OF THIS AMENDMENT OR THE NEW WELLS FARGO NOTE OR FOR THE VALIDITY OR ENFORCEABILITY THEREOF.

    Section 5.  MISCELLANEOUS.
                -------------


    5.1  ENTIRE AGREEMENT.  THIS AMENDMENT, TOGETHER WITH THE EXHIBITS TO
         ----------------
    THIS AMENDMENT AND THE DISTRIBUTION LETTER AGREEMENT (AS DEFINED BELOW), IS INTENDED BY THE BORROWER, THE AGENT AND THE BANKS AS A FINAL EXPRESSION OF THEIR AGREEMENT WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT AND, TOGETHER WITH THE NEW WELLS FARGO NOTE, IS INTENDED AS A COMPLETE STATEMENT OF THE TERMS AND CONDITIONS OF SUCH AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE DISTRIBUTION LETTER AGREEMENT, CONTAINS ALL OF THE AGREEMENTS AND UNDERSTANDINGS BETWEEN OR AMONG THE BORROWER, THE AGENT AND THE BANKS CONCERNING THE TRANSACTIONS CONTEMPLATED HEREBY. "DISTRIBUTION LETTER AGREEMENT" MEANS A LETTER AGREEMENT BETWEEN WELLS FARGO AND THE BORROWER OF EVEN DATE HEREWITH RESPECTING CERTAIN REDISTRIBUTION RIGHTS OF WELLS FARGO IN THE EVENT THE CONTEMPLATED REDISTRIBUTION IS NOT COMPLETED. THIS AMENDMENT COMPLETELY SUPERSEDES THE AGENT'S AMENDMENT LETTER.


    5.2  GOVERNING LAW.  THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS
         -------------
    AMENDMENT AND THE NEW WELLS FARGO NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS LAWS REGARDING CHOICE OF APPLICABLE LAW, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL AND FEDERALLY INSURED BANKS.


    5.3  DEFINITIONS; HEADINGS; SECTION REFERENCES.  ALL CAPITALIZED TERMS
         -----------------------------------------
    USED HEREIN AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE CREDIT AGREEMENT. CAPTIONS, HEADINGS AND THE TABLE OF CONTENTS IN THIS AGREEMENT ARE FOR CONVENIENCE ONLY, AND ARE NOT TO BE DEEMED PART OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, REFERENCES IN THIS AMENDMENT TO ARTICLES, SECTIONS AND PARAGRAPHS REFER TO THE ARTICLES, SECTIONS AND PARAGRAPHS OF THE CREDIT AGREEMENT.

    5.4     COUNTERPARTS.  THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF
            ------------
    COUNTERPARTS EACH OF WHICH SHALL BE AN ORIGINAL WITH THE SAME EFFECT AS IF THE SIGNATURES THERETO AND HERETO WERE UPON THE SAME INSTRUMENT.


    5.5     REAFFIRMATION OF CREDIT AGREEMENT.  THE PARTIES HERETO EACH
            ---------------------------------
    ACKNOWLEDGE AND AGREE THAT THE CREDIT AGREEMENT, AS AMENDED HEREBY, REMAINS IN FULL FORCE AND EFFECT. THE PARTIES HERETO EACH HEREBY REAFFIRM THEIR RESPECTIVE COVENANTS SET FORTH IN THE CREDIT AGREEMENT, AS AMENDED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have each executed this Amendment by its duly authorized officers as of the date and year first above written.


                               STORAGE EQUITIES, INC.



                               By /s/ Ronald L. Havner, Jr.
                                  -----------------------------------------
                                      Ronald L. Havner, Jr.
                                      Chief Financial Officer


                               WELLS FARGO BANK,
                                 NATIONAL ASSOCIATION,
                                 as Agent



                               By /s/ Debbie Dillard-Bell
                                  -----------------------------------------
                                      Debbie Dillard-Bell
                                      Vice President


                               WELLS FARGO BANK,
                                 NATIONAL ASSOCIATION,
                                 as a Bank



                               By /s/ Debbie Dillard-Bell
                                  -----------------------------------------
                                      Debbie Dillard-Bell
                                      Vice President

                               Commitment Percentage:  60.86956522%

                               FIRST INTERSTATE BANK
                               OF CALIFORNIA



                               By /s/ Gregory P. Brown
                                  ---------------------------------
                                      Gregory P. Brown

                               Title   Vice President

                               Commitment Percentage:  14.21739130%


                               THE FIRST NATIONAL BANK OF BOSTON



                               By /s/ Michael T. Corbett
                                  ----------------------------------
                                      Michael T. Corbett
                                      Vice President

                               Commitment Percentage:  10.69565217%


                               THE FIRST NATIONAL BANK
                               OF CHICAGO



                               By /s/ James D. Benko
                                  ---------------------------------
                                      James D. Benko
                                      Corporate Banking Officer

                               Commitment Percentage:  14.21739130%

                                PROMISSORY NOTE
                                ---------------

$70,000,000                                     Glendale, California

                                                               December 22, 1994

     The undersigned, for value received, promises to pay to the order of Wells Fargo Bank, National Association ("Payee"), at its Regional Commercial Banking Office, 9000 Flair Drive, 1st Floor, El Monte, CA 91731, the principal sum of Seventy Million Dollars ($70,000,000) representing Payee's Commitment Amount as a Bank under that certain Credit Agreement dated as of September 2, 1994 by and among the undersigned, Wells Fargo Bank, National Association, as agent, and the financial institutions party thereto (as from time to time amended, modified or supplemented, being herein referred to as the "Credit Agreement") payable in installments and at Maturity in the amounts, on the dates and pursuant to the terms set forth in the Credit Agreement.

     The unpaid principal balance hereof from time to time outstanding shall bear interest from the date of disbursement until such amount shall become due and payable, whether upon Maturity, by Acceleration or otherwise, (i) in the case of each Base Rate Loan, at a fluctuating rate per annum equal to the Base Rate, as from time to time in effect, plus the Applicable Margin in effect from time to time, and (ii) in the case of each LIBOR Loan, at a rate per annum equal to the LIBOR Rate for the applicable Interest Period plus the Applicable Margin in effect from time to time. While any Event of Default exists or after Acceleration, the unpaid principal amount hereof shall, to the extent permitted by applicable law, bear interest at a rate equal to the applicable rate provided above plus two percent (2%) per annum. Interest on the Base Rate Loans shall be payable in arrears on the last Banking Day of each calendar quarter, commencing with the quarter ending September 30, 1994, on any date that such Base Rate Loan is converted to a LIBOR Loan, on the date of any prepayment as to the amount of such prepayment, and on the Termination Date. Interest on each LIBOR Loan shall be payable in arrears on the last day of the applicable Interest Period (provided, however, that interest on each LIBOR Loan with an Interest Period of six (6) months shall be paid three (3) months after commencement of such Interest Period), on any date when such LIBOR Loan is prepaid as to the amount of such prepayment, and on the Termination Date. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid prior to its due date or under which its due date may be accelerated, and for a description of the security for this Note. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement.

     This Notes is delivered to Payee in substitution for the Promissory Note dated September 2, 1994 in the principal amount of Thirty Million Dollars from the undersigned to the order of Payee. Such substitution is pursuant to the First Amendment to Credit Agreement dated as of December 22, 1994 by and among the undersigned, Wells Fargo Bank, National Association, as agent, and the financial institutions party thereto.

     This Note is made under and governed by the internal laws of the State of California.

                                   Storage Equities, Inc.


                                   By: /s/ Ronald L. Havner, Jr.
                                           ---------------------
                                           Ronald L. Havner, Jr.
                                           Chief Financial Officer*
*Authorized Representative.

   Address:

   600 N. Brand Boulevard
   Suite 300
   Glendale, CA 91203-5050